UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 13, 2022

NEPTUNE WELLNESS SOLUTIONS INC.

(Exact name of Registrant as Specified in Its Charter)

Quebec	001-33526	Not applicable
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

545 Promenade du Centropolis Suite 100
Laval, Quebec, Canada		H7T 0A3
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 450 687-2262

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, no par value per share	NEPT	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

The information set forth in Items 2.03 and 3.02 are incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On July 13, 2022, Sprout Foods, Inc., a Delaware corporation (“Sprout”), a subsidiary of Neptune Wellness Solutions Inc. (the "Registrant"), issued an amended and restated secured promissory note (the "Amended Note") in favor of NH Expansion Credit Fund Holdings LP, an investment fund managed by Morgan Stanley Expansion Capital ("MSEC"), in the principal amount of $13,000,000. The Amended Note amended and restated the prior promissory note (the "Prior Note") in the principal amount of $10,000,00 in connection with a loan of an additional $3,000,000 to Sprout from MSEC. The Amended Note carries a 10% interest rate per annum, increasing by 1% per annum every three months during the term of the Note and matures on February 1, 2024, which may be accelerated upon the occurrence and continuance beyond any applicable grace or cure period of any Event of Default (as defined in the Amended Note). The interest will be compounded and added to the principal amount on a quarterly basis until the Amended Note is repaid. The Amended Note is not subject to any pre-payment penalties. The Amended Note may be converted, in whole or in part, at any time upon the mutual consent of Sprout, the Registrant and MSEC, into common shares of the Registrant, provided that in no event shall the number of common shares issued pursuant to such conversion exceed 19.99% of the then issued and outstanding common shares of the Registrant. The Registrant guaranteed the indebtedness of Sprout to MSEC in connection with the Prior Note, which guaranty remains in effect for the term of the Amended Note.

In connection with the Amended Note, on July 13, 2022, the Registrant issued 372,670 common shares (the "Common Shares") to MSEC at a price per share equal to $1.61 for total cash consideration of $600,000. The Amended Note and Common Shares were offered and sold in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), have not been registered under the Securities Act, and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements under the Securities Act or any applicable state securities laws.

The Amended Note is attached to this Current Report on Form 8-K as Exhibit 4.1 and incorporated herein by reference. The disclosure set forth in this Section 2.03 is intended to be a summary only and is qualified in its entirety by reference to the exhibit.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in Item 2.03 is incorporated herein by reference.

Item 8.01 Other Events.

A copy of the press release issued by the Registrant announcing the transactions described above is attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
4.1	Amended and Restated Promissory Note, dated July 13, 2022, issued in favor of NH Expansion Credit Fund Holdings LP by Sprout Foods, Inc.
99.1	Press release, dated July 13, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Neptune Wellness Solutions Inc.

Date:	July 18, 2022	By:	/s/ Randy Weaver
Randy Weaver Interim Chief Financial Officer